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                       SUPPLEMENT DATED NOVEMBER 5, 1996
                 to the Prospectus dated December 29, 1995 for:

                              Schwab 1000 Fund(R)

The following language replaces the language contained in the fourth sentence of the second full paragraph on page 7 in the Section entitled "Investment Objective and Policies."

The Fund will invest in the common stock of the Charles Schwab Corporation, an affiliate of the Fund's Investment Manager, to the extent this security is represented in the Schwab 1000 Index (the "Index"). By purchasing such stock, the Fund expects that its performance should more closely track the performance of the Index.